Shareholders' Equity	12 Months Ended
Dec. 31, 2015
Shareholders' Equity [Abstract]
Shareholders' Equity [Text Block]
SHAREHOLDERS' EQUITY

Ordinary Shares
The Company and SunEdison agreed, effective concurrently with the secondary public offering on January 20, 2015, to replace 25% of the equity-based compensation awards relating to SunEdison stock that were unvested and held by our employees (including our non-US employees, subject to applicable local laws) with adjusted stock options and restricted stock units ("RSUs"), as applicable, for the Company’s ordinary shares, each of which generally preserved the value of the original awards. The balance of the awards (75%) will be maintained by SunEdison. The Company issued options to purchase an aggregate of 442,790 ordinary shares with a weighted-average exercise price of $5.19 per share and an aggregate of 170,115 RSUs, in each case based on applicable SunEdison equity awards outstanding, and the Company’s and SunEdison’s share prices, as of market close on January 20, 2015. Each of the foregoing replacement awards was issued pursuant to the SunEdison Semiconductor Limited 2014 Long-Term Incentive Plan. The remaining 75% of the unvested SunEdison options and RSUs, as well as all vested SunEdison options, will continue to vest in accordance with their terms, with employment by us to be deemed employment by SunEdison. We have included the stock-based compensation expense related to these awards granted to our employees in our consolidated financial statements.

Stock-Based Compensation
We have equity incentive plans that provide for the award of non-qualified stock options, performance shares, and RSUs to employees and non-employee directors. We filed a registration statement on Form S-8 on June 10, 2014 to register an aggregate of 11,000,000 ordinary shares reserved for issuance under the equity incentive plans we adopted in connection with the IPO. There were 5.7 million shares remaining available for future grant under these plans as of December 31, 2015.
Options to employees are generally granted upon hire and annually or semi-annually thereafter, usually with four-year ratable vesting. No option has a term of more than ten years. The exercise price of stock options granted equals the market price on the date of the grant.
The following table presents information regarding outstanding stock options as of December 31, 2015, and related changes during the year ended December 31, 2015:

	Shares	Weighted-Average Exercise Price	Aggregate Intrinsic Value (in millions)	Weighted-Average Remaining Contractual Life (years)
Outstanding at December 31, 2014	1,726,354	$15.77
Granted	1,419,497	15.40
Exercised	(62,492)	4.72
Forfeited	(150,745)	15.93
Expired	—	—
Outstanding at December 31, 2015	2,932,614	$15.83	$1.1	8.5
Options exercisable at December 31, 2015	698,040	$11.66	$0.9	7.6

The weighted-average assumptions, excluding the SunEdison equity awards exchanged for SunEdison Semiconductor equity awards as discussed above, are as follows:

2015
Risk-free interest rate	1.0%
Expected stock price volatility	26.3%
Expected term until exercise (years)	4
Expected dividends	0.0%

The weighted-average grant-date fair value per share of options granted was $5.95 for the year ended December 31, 2015. Total unrecognized compensation cost related to stock options of $10.5 million is expected to be recognized as of December 31, 2015 over a weighted-average period of three years.
Restricted stock units represent the right to receive a share of our stock at a designated time in the future, provided the stock unit is vested at the time. Recipients of restricted stock units do not pay any cash consideration for the restricted stock units or the underlying shares, and do not have the right to vote or have any other rights of a shareholder until such time as the underlying shares of stock are distributed. Restricted stock units granted to employees and non-employee directors usually have a four-year ratable vesting schedule, and certain grants are subject to performance conditions established at the time of grant.
The following table presents information regarding outstanding RSUs as of December 31, 2015, and related changes during the year ended December 31, 2015:

	Restricted Stock Units	Aggregate Intrinsic Value (in millions)	Weighted-Average Remaining Contractual Life (years)
Outstanding at December 31, 2014	1,561,412
Granted	839,787
Converted (Vested)	(470,451)
Forfeited	(115,791)
Outstanding at December 31, 2015	1,814,957	$14.2	1.7

Total unrecognized compensation cost related to restricted stock units of $26.4 million is expected to be recognized as of December 31, 2015 over a weighted-average period of approximately 2.9 years. The weighted-average fair value of restricted stock units on the date of grant was $17.53 for the year ended December 31, 2015.

Our Participation in SunEdison's Incentive Plans
SunEdison maintains a number of stock-based compensation programs at the corporate level. Our employees have historically participated in those programs and, as such, we were allocated expenses associated with those programs based on the actual number of stock-based compensation awards granted to our employees. Our consolidated balance sheets do not include any SunEdison outstanding equity related to the stock-based compensation programs. Our employees retained the rights to those equity awards following our IPO. As a result, we have included this stock-based compensation expense in our consolidated financial statements. Stock-based compensation expense of $3.4 million was reported as net parent investment on the combined statement of equity prior to the IPO.
Stock-based compensation expense for the years ended December 31, 2015, 2014, and 2013 was as follows:

	For the Year Ended December 31,
	2015	2014	2013
In millions
Cost of goods sold	$4.2	$3.6	$4.4
Marketing and administration	7.4	5.1	7.4
Research and development	3.6	2.6	2.1
Stock-based employee compensation	$15.2	$11.3	$13.9

The amount of stock-based compensation cost capitalized into inventory and fixed assets was not material for the years ended December 31, 2015, 2014, and 2013. Further, the recognition of excess tax benefits from share-based payment arrangements was not material for the years ended December 31, 2015, 2014, and 2013.